UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Plan Investment Fund, Inc.

(Name of Registrant as Specified In Its Charter)
Plan Investment Fund, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

NOTICE OF ANNUAL MEETING OF
PARTICIPATION CERTIFICATE HOLDERS
TO BE HELD ON JUNE 17, 2011

TO: The Participation Certificate holders of Plan Investment Fund, Inc.
The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the “Company”) will be held on June 17, 2011 at 8:30 a.m. CDT at The American Club, 419 Highland Dr., Kohler, WI 53044, for the following purposes:
1)	To elect eleven Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

2)	To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2011;

3)	To transact such other business as may properly come before the meeting.
          The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.
          Participation Certificate holders of record at the close of business on April 29, 2011 have the right to vote at the meeting.
          Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 25, 2011 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.
May 13, 2011
Joseph S. Castellon, Secretary

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the “Company”) for use at the Annual Meeting of Participation Certificate holders to be held on June 17, 2011 at 8:30 a.m. CDT at The American Club, 419 Highland Dr., Kohler, WI 53044, (such meeting, including any adjournment thereof, being referred to as the “Meeting”). The Company will bear all proxy solicitation costs. Any Participation Certificate (“PC”) holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 13, 2011.
The Company currently offers two portfolios — the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 29, 2011, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 30,889,104 Government/REPO Portfolio PCs, and 1,250,851,003 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.
Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company’s issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.
The Company’s Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2010, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call BCS Financial Services Corporation (“BCSFSC”) (800) 621-9215.
For directions to attend the Meeting and vote in person, please contact us at (800) 621-9215.
If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o BNY Mellon Asset Servicing US Investor Services, Attn: Zakiya Hill, 760 Moore Road, 19K-0102, King of Prussia, PA 19406.
Important Notice regarding the availability of Proxy Materials for the annual meeting to be held on June 17, 2011. This Proxy Statement is available at www.PIF.com.

ELECTION OF TRUSTEES
Eleven Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company’s Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.
All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:
Disinterested Trustees

		Term of		Number of
		Office(1)		Portfolios in
		and		Fund	Other
	Position(s)	Length	Principal	Complex	Trusteeships
Name,	Held with	of Time	Occupation(s)	Overseen	Held by the
Address, and Age	the Fund	Served	During Past 5 Years	by Trustee	Trustee

Dorothy A. Coleman 500 Exchange Street Providence, RI 02903 Age 48	Trustee	___(2)	2009 to Present — Executive Vice President, Chief Financial Officer and Treasurer, Blue Cross and Blue Shield of Rhode Island;	Two	None
2006 to October 2008 — Chief Operating Officer/Interim President — Public Sector Line of Business, United Healthcare

Emil D. Duda 165 Court Street Rochester, NY 14647 Age 59	Trustee	9 Years	2006 to Present — Senior Executive Vice President and Chief Financial Officer, The Lifetime Healthcare Companies	Two	None

John G. Foos 1181 Gussie’s Knoll	Chairman	7 Years	November 2008 to Present — retired;	Two	Transatlantic Holdings, Inc
Greensboro, GA 30642 Age 61	Trustee	9 Years	2006 to November 2008 — Senior Vice President and Chief Financial Officer, Independence Blue Cross

(1)	Term of office is one year

(2)	Less than one year

		Term of		Number of
		Office(1)		Portfolios in
		and		Fund	Other
	Position(s)	Length	Principal	Complex	Trusteeships
Name,	Held with	of Time	Occupation(s)	Overseen	Held by the
Address, and Age	the Fund	Served	During Past 5 Years	by Trustee	Trustee

Robert J. Kolodgy 225 North Michigan Ave. Chicago, IL 60601 Age 53	Trustee	___(2)	2009 to Present — Senior Vice President and Chief Financial Officer, Blue Cross and Blue Shield Association;	Two	None
2006 to 2009 — Chief Operating Officer, Chief Financial Officer, Chief Strategy Officer, Paramount Healthcare and Promedica Health Systems

Alan Krigstein 1901 Market Street Philadelphia, PA 19103 Age 59			December 2010 to Present — Executive Vice President and Chief Financial Officer, Independence Blue Cross;	Two	None
May 2009 to December 2010 — Senior Vice President and Chief Financial Officer, Independence Blue Cross;
2006 to April 2009 — Senior Vice President and Chief Financial Officer, Keystone Mercy Health Plan, Amerihealth Mercy Health Plan and Treasurer, Select Health Inc.

Robert A. Leichtle I-20 East at Alpine Road Columbia, SC 29219 Age 64	Trustee	10 Years	2006 to Present — Executive Vice President, Chief Financial Officer and Treasurer, BlueCross and BlueShield of South Carolina	Two	None

Gerard T. Mallen 300 East Randolph Street 14th Floor	Trustee	6 Years	December 2008 to Present — Treasurer and Finance Division Senior Vice President Health Care Service Corporation;	Two	None
Chicago, IL 60601 Age 56			2006 to December 2008 — Vice President Treasury Operations, Health Care Service Corporation (HCSC) (Blue Cross Blue Shield of Illinois, Oklahoma, Texas and New Mexico)

Joseph F. Reichard, CCM 120 Fifth Avenue, Ste 911 Pittsburgh, PA 15222 Age 63	Trustee	13 Years	2006 to Present — Vice President, Treasury Services and Assistant Treasurer, Highmark, Inc (Insurance Company)	Two	None

John C. Trifone 445 Industrial Lane Berlin, VT 0-5602 Age 56	Trustee	4 Years	2006 to Present — Vice President, Treasurer, Chief Financial Officer and Chief Information Officer, Blue Cross Blue Shield of Vermont;	Two	None
January 2006 to February 2006 — Corporate Vice President, Information Technology & Development, Vice President, Finance, Blue Cross and Blue Shield of Mississippi

(1)	Term of office is one year

(2)	Less than one year

		Term of		Number of
		Office(1)		Portfolios in
		and		Fund	Other
	Position(s)	Length	Principal	Complex	Trusteeships
Name,	Held with	of Time	Occupation(s)	Overseen	Held by the
Address, and Age	the Fund	Served	During Past 5 Years	by Trustee	Trustee

Marilyn T. Tromans 2301 Main Kansas City, MO 64108 Age 57	Trustee	4 Years	October 2010 to Present — Senior Vice President, Chief Financial Officer, Blue Cross and Blue Shield of Kansas City;

			2006 to September 2010 — Vice President and Chief Financial Officer, Blue Cross and Blue Shield of Kansas City	Two	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 51	Trustee	1 Year	April 2009 to Present — Senior Vice President, Chief Financial Officer and Treasurer, Blue Cross and Blue Shield of Alabama;

			2006 to April 2009 — Vice President, Internal Audit and Information Security, Blue Cross and Blue Shield of Alabama	Two	None

(1)	Term of office is one year

(2)	Less than one year
The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are ten Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, John Foos, is not the chief executive officer and not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, BCS Financial Services Corporation (“BCSFSC”) as administrator of the Fund and BlackRock Institutional Management Company (“BIMC”) as the Fund’s investment advisor. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.
The Board met five times during the Fund’s fiscal year ended December 31, 2010. During the fiscal year ended December 31, 2010, Dorothy Coleman, who was first elected to the Board during such fiscal year, attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which she served.
All of the Trustees, except for Mr. Foos, hold chief financial officer or similar senior financial management positions with members or licensees of the Blue Cross and Blue Shield Association (the “Association”) and certain related organizations, which are the only entities that are permitted to purchase Participation Certificates. Mr. Foos previously held such a senior financial management position. Five of the Trustees have served as Trustees of the Fund for more than five years.
Each of the Trustees has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund, which focuses its investment activities on current income and stability of principal. While the current Trustees all have investment experience and skills and financial management skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having several Trustees who have long-term experience as Trustees of the Fund, as well as some highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee or
Name of Trustee or	Dollar Range of Equity Securities in	Nominee in Family of Investment
Nominee	the Fund	Companies
As of December 31, 2010, none of the Company’s Trustees or nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.

Name of
Name of	Owners and
Trustee or	Relationships			Value of	Percent of
Nominee	To Trustee or Nominee	Company	Title of Class	Securities	Class
As of December 31, 2010, none of the Company’s Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.
As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees (other than Mr. Foos) are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 29, 2011 these Trustee nominees’ employers owned or controlled the following:

	Government/REPO	Money Market
Trustee	Portfolio PCs	Portfolio PCs
Dorothy A. Coleman	207,052.75	0.00
Emil D. Duda	10,116.80	12,772,894.19
John G. Foos	0.00	0.00
Robert A. Leichtle	0.00	183,163,477.89
Robert J. Kolodgy	3,920,324.67	108,346,835.18
Gerard T. Mallen	1,501,086.50	347,479,629.13
Alan Krigstein	163,402.01	53,098,111.03
Joseph F. Reichard	0.00	170,712,469.31
John C. Trifone	0.00	1,001,685.89
Marilyn T. Tromans	0.00	10,600,214.44
Cynthia M. Vice	0.00	53,328,443.95

Compensation Information
The following table sets forth information concerning compensation paid to Trustees and Officers of the Fund for the fiscal year ended December 31, 2010.

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued	Estimated	From Fund and
Name of Person,	Compensation	as Part of Fund	Annual Benefits	Fund Complex
Position	From Fund	Expenses	Upon Retirement	Paid to Trustees
John G. Foos Chairman and Trustee	$2,100	—	—	$2,100
The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.
BCSFSC has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCSFSC as administrator, BCSFSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio’s average annual net assets. For the fiscal year ended December 31, 2010, BCSFSC was paid $14,677 and waived $46,532 of the $61,209 which BCSFSC was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2010, BCSFSC was paid $515,350 and waived $128,838 of the $644,188 which BCSFSC was entitled to for its services as administrator for the Money Market Portfolio. For the four months ending April 30, 2011, BCSFSC earned ($5,432) after fee waivers, as administrator for the Government/REPO Portfolio, and earned $176,069, after fee waivers, as administrator for the Money Market Portfolio, resulting in a net payment or credit of $170,637 to BCSFSC from the Company.
Committees of the Board of Trustees
The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.
Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:
•	whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

•	whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

•	about and evaluating the performance and qualifications of financial management and the independent auditors, and

•	by encouraging open communication among management, the independent auditors and the Board of Trustees.
The Audit Committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company’s investment adviser and certain affiliated parties.
The members of the Audit Committee are Emil Duda, John Trifone, Marilyn Tromans and Cynthia Vice. The Audit Committee met two times during the Company’s most recent fiscal year.
Nominating Committee. The purpose of the Company’s Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company and the Audit Committee. The Nominating Committee has a charter. The charter is set forth on the Company’s website http://www.pif.com.
The members of the Nominating Committee are Robert Kolodgy, Robert Leichtle and Joseph Reichard. None of the members of the Nominating Committee are “interested persons” of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met three times during the Company’s most recent fiscal year.
The Nominating Committee will consider PC holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2011 must have been received by the Company by January 13, 2011.
While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.
In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:
•	whether the candidate will qualify as a trustee who is not an “interested person” of the Company;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Company and its Participation Certificate holders;

•	the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

•	familiarity with the Company and utilization of the Company by the nominees’ employer.
With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.
The Nominating Committee, acting through its members and with the assistance of officers of BCSFSC, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The nominee approved by the Nominating Committee for inclusion in the Company’s proxy card for the Meeting (other than trustees standing for re-election) is Alan Krigstein. Mr. Krigstein was recommended as a nominee by the executive officers of the Company. The Nominating Committee has not taken diversity into consideration in identifying nominees for Trustees although it may determine to do so in the future.
The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.
The Company encourages trustees to attend annual meetings of PC holders. All Trustees attended last year’s annual meeting of PC Holders.
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Board of Trustees who are not interested persons, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2011. The Trustees selected Deloitte & Touche LLP at a meeting held April 20, 2011. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2011 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company’s Independent Registered

Public Accounting Firm since February 25, 2004 and has no direct or material indirect financial interest in the Company. It is not expected that a representative of Deloitte & Touche LLP will be present at the annual meeting of PC Holders.
Audit and Non-Audit Fees
The following table sets forth the aggregate audit and non-audit fees billed to the Fund for the fiscal years ended December 31, 2010 and 2009 for professional services rendered by the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

	Year Ended December 31,
	2010	2009

Audit fees	$50,500	$47,400
Audit-related fees	21,707	16,800
Tax fees	10,200	4,800
All other fees	0	0

Total	$82,407	$69,000
Audit fees include fees billed for professional services associated with the annual audits and filings of the Fund’s Form N-1A, Form N-CSR and Form N-SAR. Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit related fees shown above are principally related to the semi-annual review of the Fund’s financial statements. Tax fees represent fees billed for services rendered for tax compliance and tax advice by the Fund’s Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2010 and 2009 for which fees are included in the table above were pre-approved by the Audit Committee of the Fund.
Other Affiliate Services Required to be Pre-Approved
The Audit Committee of the Fund also is required to pre-approve services by the Fund’s auditor to certain affiliate entities defined by SEC rules, including the Fund’s Advisor and any entity controlling, controlled by or under common control with the Advisor to the extent such services are determined to have a direct impact on the operations or financial reporting of the Fund. The amount of all other fees billed for services provided to the Fund’s Advisor for such services was approximately $17,000 in 2010 and $407,500 in 2009 related to the Advisor’s regulatory compliance program. These services were pre-approved by the Audit Committee of the Fund.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed for professional services for the Fund, the Fund’s Advisor and all affiliates as defined, totaled approximately $17,000 in 2010 and $407,500 in 2009. The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm’s independence.

Audit Committee Pre-Approval Policies
The Audit Committee of the Fund has adopted policies that require that each engagement of the Fund’s independent auditors to render audit or non-audit services to the Fund be pre-approved by the Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member shall have the authority to pre-approve audit or non-audit services to the Company. The Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the independent auditors for engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

ADDITIONAL INFORMATION
Officers
Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

	Position(s)	Term of Office(1)	Principal
Name,	Held with	and Length of	Occupation(s)
Address, and Age	Fund	Time Served	During Past 5 Years

Dale E. Palka 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 63	President and Chief Executive Officer	1 Year	May 2009 to Present — Senior Vice President, BCS Financial Corporation. 2006 to May 2009 — Senior Vice President, BCS Financial Services Corporation.

Joseph S. Castellon 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 40	Treasurer Chief Compliance Officer Secretary	1 Year ___(2) ___(2)	April 2010 to Present-
Vice President,
BCS Financial Corporation;

June 2009 to March 2010-
Assistant Vice President,
BCS Financial Corporation;

July 2006 to November 2008-
Vice President, Suburban Bank
and Trust Company;

January 2006 to July 2006
Vice President,
Harris Bank, N.A.

(1)	Term of office is one year

(2)	Less than one year
The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Palka and Mr. Castellon are officers of BCSFSC, the administrator, and they receive compensation from BCS Financial Corporation.
Significant Owners
On April 29, 2011, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

	Amount and Nature Of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

NASCO LLC 1200 Abernathy Road, Suite 1000 Atlanta, GA 30328	14,085,756.46	45.60%

The Regence Group 1800 Ninth Avenue MS 1025 Seattle, WA 98101	5,941,905.19	19.24%

Blue Cross and Blue Shield Association 225 North Michigan Avenue Chicago, IL 60181	3,920,324.67	12.69%

BCS Financial Corporation 2 Mid America Plaza Oakbrook Terrace, IL 60181	1,735,385.78	5.62%
On April 29, 2011, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

	Amount and Nature Of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

Health Care Services Corporation 300 East Randolph Street Chicago, IL. 60601	347,479,629.13	27.78%

Blue Cross & Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC. 29223	183,163,477.89	14.64%

Highmark, Inc. 120 Fifth Avenue Place, Suite 954 Pittsburgh, PA. 15222	170,712,469.31	13.65%

BlueCross BlueShield Association 225 North Michigan Ave. Chicago, IL. 60601	108,346,835.18	8.66%

Capital Blue Cross 1901 Market Street Philadelphia, PA. 19103	102,162,814.19	8.17%
Investment Advisor
The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE, 19809. It is anticipated that following the date of the Annual Meeting, the investment advisory functions currently provided to the Portfolios by BlackRock Institutional Management Corporation will be transferred to its direct parent entity, BlackRock Advisors, LLC

PC Holder Proposals for Next Annual Meeting
Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2012 must be received by the Company at its principal office not later than January 13, 2012 in order for it to be included in the Company’s proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2012 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 29, 2012.
Other Matters
Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.
Dated: May 13, 2011
PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH
TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
PROXY AND RETURN IT PROMPTLY.

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181
Proxy Solicitation on behalf of the Board of Trustees for the Annual Meeting of
Participation Certificate holders
To be held on June 17, 2011

The undersigned Participation Certificate (“PC”) holder of Plan Investment Fund, Inc. does hereby appoint Joseph S. Castellon and Dale E. Palka, or any of them, as attorney and proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 17, 2011 at 8:30 a.m. CDT at The American Club, 419 Highland Dr., Kohler, WI 53044, at 8:30 a.m. CDT and at all adjournments thereof, and there at to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.
1. Election of Eleven Trustees
Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of eleven individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of		Withhold
Management Nominee	Vote For	Authority To Vote

All of nominees listed below or individually:	_____	_____
Dorothy A. Coleman	_____	_____
Emil D. Duda	_____	_____
John G. Foos	_____	_____
Robert J. Kolodgy	_____	_____
Alan Krigstein	_____	_____
Robert A. Leichtle	_____	_____
Gerard T. Mallen	_____	_____
Joseph F. Reichard	_____	_____
John C. Trifone	_____	_____
Marilyn T. Tromans	_____	_____
Cynthia M. Vice	_____	_____

Name of additional nominees(s)	Vote For

2. Selection of Independent Auditors
Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2011.

(Auditors)	FOR	ABSTAIN	AGAINST
3. Other Business
Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	FOR	ABSTAIN	AGAINST
The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:
(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;
(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;
(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).
Dated:                     , 2011

(Signature) (Title)	(Print Name)
THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O BNY MELLON ASSET SERVICING US INVESTOR SERVICES, ATTN: ZAKIYA HILL, 760 MOORE ROAD, 19K-0102, KING OF PRUSSIA, PA 19406.